                          LASALLE U.S. REAL ESTATE FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2001


         This Supplement revises information contained in the Prospectus of LaSalle U.S. Real Estate Fund dated April 30, 2001. It should be read in conjunction with the Prospectus and retained for future reference.


         Effective immediately all sales of shares of the Fund have been suspended. Consequently, the Fund will not accept share purchase orders on or after April 26, 2002. Shareholders of the Fund are being requested to voluntarily redeem their shares in anticipation of the Fund's termination. For additional information, contact:



William K. Morrill, Jr.
LaSalle Investment Management (Securities)
100 East Pratt Street, 20th Floor
Baltimore, MD  21202
Telephone: (410) 347-0645